Oppenheimer Holdings Inc. Second Quarter 2021 Investor Update

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 1, 2021 (the “2020 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed with the SEC on July 29, 2021 (“2021 10-Q2”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2020 10-K, the 2021 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3 • Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Munich, Germany • Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 30, 2020 to holders of Class A non-voting and Class B voting common stock. $31.2 million Net Income in 2Q-21 $340.3 million Revenue in 2Q-21 Oppenheimer Snapshot (as of 6/30/21) Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $752.5 Market Cap ($M): $640.2 Book Value per Share: $59.29 Tangible Book Value per Share:(1) $45.90 Share Price: $50.84 2Q-21 Earnings per Share (Basic): $2.46 2Q-21 Earnings per Share (Diluted): $2.28 P/E Ratio (TTM): 3.81 Dividend Yield (TTM):(2) 2.91% Employees: 2,948 # of Financial Advisors: 1,004 Retail Branches in the US: 92 Client Assets under Administration ($B): $117.3 Assets Under Management ($B): $43.7 Business Overview

Summary Operating Results: 2Q-21 (Unaudited) ($000’s) For the 3-Months Ended REVENUE 6-30-21 6-30-20 % Change Commissions $ 96,171 $ 101,636 -5.4% Advisory fees 111,152 75,981 46.3% Investment banking 104,742 46,186 126.8% Bank deposit sweep income 3,712 7,122 -47.9% Interest 8,909 6,220 43.2% Principal transactions, net 6,305 12,064 -47.7% Other 9,302 15,521 -40.1% Total Revenue 340,293 264,730 28.5% EXPENSES Compensation and related expenses 231,140 179,594 28.7% Non-Compensation related expenses 65,985 61,872 6.6% Total Expenses 297,125 241,466 23.1% Pre-tax Income 43,168 23,264 85.6% Net income $ 31,159 $ 17,649 76.5% Record second quarter gross revenue was driven by investment banking revenue and advisory fees Higher advisory fees in the second quarter of 2021 were driven by record assets under management Record revenue and earnings in Capital Markets segment for the second quarter was driven by record investment banking results Compensation as a percentage of revenue was steady at 67.9% compared with the prior year Client Assets under administration and under management were both at record levels at 6/30/21 Book value and tangible book value per share and shareholders’ equity were all at records at 6/30/21 4 Earnings per share (Basic) $ 2.46 $ 1.40 75.7% Earnings per share (Diluted) $ 2.28 $ 1.34 70.1% Highlights

Select Financial Measures Net Income ($M) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity ($M) 5

Segment Results (Unaudited) ('000s, except per share amounts or otherwise indicated) 2Q-21 2Q-20% Δ 1H-21 1H-20% Δ Private Client Revenue $ 166,863 $ 141,825 17.7% $ 330,886 $ 283,243 16.8% Pre-Tax Income $ 21,673 $ 24,349 -11.0% $ 45,936 $ 57,718 -20.4% Assets Under Administration ($Bn) $ 117.3 $ 89.7 30.8% $ 117.3 $ 89.7 30.8% Asset Management Revenue $ 25,544 $ 17,515 45.8% $ 49,774 $ 36,791 35.3% Pre-Tax Income $ 8,638 $ 3,983 116.9% $ 16,191 $ 8,288 95.4% Assets Under Management ($Bn) $ 43.7 $ 32.7 33.6% $ 43.7 $ 32.7 33.6% Capital Markets Revenue $ 147,945 $ 105,270 40.5% $ 331,544 $ 180,812 83.4% Pre-Tax Income $ 39,373 $ 22,322 76.4% $ 89,364 $ 22,179 302.9% 6

Wealth Management* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services  Full-Service Brokerage  Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services  Margin & Securities Lending Advisory Services  Investment Policy Design & Implementation  Asset Allocation & Portfolio Construction  Research, Diligence & Manager Selection  Portfolio Monitoring & Reporting Retail Investments  Hedge Funds & Fund-of-Funds  Private Equity  Private Market Opportunity (Qualified Investors only) to source investments across the private markets continuum Wealth Management Revenue ($M) 683 690 742 772 159 192 2017 2018 2019 2020 2Q-20 2Q-21 Pre-Tax Income ($M) and Pre-Tax Margin (%) 156 168 196 194 28 30 23% 24% 26% 25% 18% 16% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2Q-20 2Q-21 (1) 1,004 Financial Advisors At 6/30/21 $117.3B Assets under Administration At 6/30/21 $43.7B Assets under Management At 6/30/21 $0.6B Net Positive Client Asset Inflows 2Q-21 ↑ 46.3% Advisory Fees 2Q-21 vs. 2Q-20 * Wealth Management includes both Private Client and Asset Management business segments. (1) Pre-tax income and margin percentage negatively impacted by an increase in compensation costs associated with share-based compensation tied to the Company’s stock price and a decrease in bank deposit sweep income 7

Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Finance & Real Estate Consumer & Retail Energy Capital Markets Revenue Breakdown 2Q-21 Capital Markets Revenue ($M) 232 273 291 427 105 148 2017 2018 2019 2020 2Q-20 2Q-21 26.6% Profit Margin 2Q-21 $39.4M Pre-Tax Income 2Q-21 +41% Investment Banking Focus IndustriesInstitutional Equities  Sales and Trading  Equity Research − 38 senior research analysts covering 600+ companies  Corporate Access (Conferences & NDRs) Investment Banking  Mergers & Acquisitions  Equity Capital Markets  Debt Capital Markets  Restructuring & Special Situations Fixed Income  Taxable Fixed Income  Non-Taxable Fixed Income  Public Finance $52.0 35.1% $24.5 16.5% $71.5 48.4% Institutional Equities Fixed Income Investment Banking 2Q-21 $148M 8

Select 2Q-21 Investment Banking Transactions

OPPENHEIMER

$150,000,000

WisdomTree

Financial Institutions
Convertible Senior Notes Offering
Sole Bookrunner

June 2021

$215,000,000/ $200,000,000/ $125,000,000

kaleyra

Has acquired

mGage
A Vivial Company

Technology
Senior Unsecured Convertibles Notes / Common Stock Issuance
Exclusive Financial Advisor/ Exclusive Placement Agent

June 2021

$1,000,000,000

Western Asset Diversified Income Fund

Financial Institutions
Initial Public Offering
Co-Lead Manager

June 2021

$11,100,000,000

ironSource

Technology
SPAC Business Combination
Capital Markets Advisor

June 2021

$73,075,429

F-star THERAPEUTICS

Healthcare
Confidentially Marketed Public Offering
Lead Manager

May 2021

$1,649,550,800

THE ORIGINAL OATLY!

Consumer
Initial Public Offering
Co-Manager

May 2021

$300,000,000

INVATLAN
INVERSIONES ATLANTIDA, S.A.

Debt Capital Markets
Senior Secured Notes
Sole Bookrunner and Manager

May 2021

$650,600,000

GigCapital3

Business Combination with

LIGHTNING eMOTORS

Technology
Business Combination
Joint Financial Advisor

May 2021

Undisclosed

ACASTI PHARMA

Merged with

GRACE THERAPEUTICS

Healthcare
M&A Advisory
Financial Advisor

May 2021

$113,472,000 / $41,835,286

ion

Restructuring
Distressed Exchange / Rights Offering
Exclusive Financial Advisor / Sole Dealer Manager

April 2021

Undisclosed

MIAMI CHILDREN'S HEALTH PLAN
Florida's Family Health Plan

Sale to

Simply healthcare

A subsidiary of

Anthem

Healthcare
Exclusive Financial Advisor

April 2021

$2,000,000,000

APPLOVIN

Technology
Initial Public Offering
Co-Managers

April 2021

9

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital Book & Tangible Book Value per Share ($) 10 As of June 30, 2021 ($ in thousands) Total Assets: $2,714,318 Shareholders’ Equity: $752,507 Long-Term Debt: $125,000 Total Capitalization: $77,507 Debt to Equity Ratio: 16.6 Gross Leverage Ratio(1): 3.60x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $344,729 Regulatory Excess Net Capital: $319,139  Shareholders’ equity reached a record $752.5 million as of June 30, 2021  Book value ($59.29) and tangible book value ($45.90) per share reached record levels at June 30, 2021  Regulatory Net Capital and Excess Net Capital at record levels  The Board of Directors announced a $0.03, or 25%, increase in the quarterly dividend to $0.15 per share effective for 2Q-21 payable on August 26, 2021 to holders of Class A non-voting and Class B voting common stock of record on August 12, 2021  Level 3 assets, comprised of auction rate securities, were $31.4 million as of June 30, 2021 TBVPS BVPS OPY -$10 $10 $30 $50 $70 2019 2020 6/30/21 Book Value per Share (BVPS) Tangible Book Value per Share (TBVPS) OPY Share Price (OPY)(1) Total Assets divided by Total Shareholders’ Equity.

Historical Financial Ratios Consolidated Adjusted EBITDA ($M) Interest Coverage (x)Consolidated Adjusted EBITDA Margin (%) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* 11

For more information contact Investor Relations at info@opco.com